                                                                   EXHIBIT 99.14


                              RESTRUCTURE AGREEMENT

         THIS RESTRUCTURE AGREEMENT (this "Agreement") executed as of April 14, 2003 is entered into by and among PERSONNEL GROUP OF AMERICA, INC. (the "Borrower"), certain subsidiaries of the Borrower identified on the signatures pages hereto (the "Guarantors"), the financial institutions identified on the signature pages hereto and BANK OF AMERICA, N.A., formerly known as NationsBank, N.A., as agent for the Lenders (in such capacity, the "Agent"). Except as expressly defined or otherwise referenced herein, capitalized terms used herein shall have the meanings set forth in the Credit Agreement (defined below).

                                    RECITALS:

         A. The Borrower, the Agent, the Guarantors and the financial institutions from time to time party thereto (the "Lenders") are parties to that certain Amended and Restated Credit Agreement, dated as of June 23, 1997 (as from time to time amended, restated, supplemented or otherwise modified and in effect, the "Credit Agreement"), pursuant to which the Agent and Lenders made available Loans to the Borrower with such loans guaranteed by the Guarantors.

         B. Certain Defaults and Events of Default are expected to exist under the Credit Agreement as a result of the Borrower's failure to comply with the financial covenants set forth in Sections 7.11(e) of the Credit Agreement for the fiscal month ending nearest March 31, 2003.

         C. As of the Amendment Date (defined below), there remains due and owing $103,000,000 in Revolving Loans (the "Pre-Restructure Principal"), $7,975,000 in undrawn Letters of Credit (the "Pre-Restructure Letters of Credit") and a total of $286,424.65 in accrued and unpaid interest thereon (the "Pre-Restructure Interest").

         D. The Borrower and the Guarantors have requested that the Lenders agree to restructure the Loans, including (i) the forgiveness of significant portions of the Pre-Restructure Principal and (ii) the extension of the Termination Date.

         E. The Lenders have agreed to do so, upon the terms and conditions set forth herein.

         NOW, THEREFORE, for valuable consideration, the mutual receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1.       DEFINITIONS.

                  In addition to the definitions set forth or incorporated elsewhere herein, the following terms used herein shall have the following meanings (such definitions to be equally applicable to both the singular and the plural forms of the defined terms):

                  "Amendment Date" means the date of this Agreement.

                  "Contractual Obligation" means with respect to a Person, any provision of (i) any security issued by such Person, including provisions contained in the articles or certificate of incorporation or bylaws or other organizational or governing documents of such Person, or (ii) any agreement, franchise, license, lease, permit, undertaking, contract, indenture, mortgage, deed of trust or other instrument or understanding to which such Person is a party.

                  "Forgiven Balance" shall have the meaning set forth in Section 3(a).

                  "Lender Warrants" shall have the meaning set forth in Section
         5.

                  "Mutual Release" shall have the meaning set forth in Section
         8.

                  "Prepayment" shall have the meaning set forth in Section 3(b).

                  "Pre-Restructure Indebtedness" means a collective reference to the Borrower's Obligations as of the Amendment Date, including without limitation, the Pre-Restructure Principal and the Pre-Restructure Interest but excluding the Pre-Restructure Letters of Credit.

                  "Proceeding" means any insolvency, bankruptcy, receivership, dissolution, reorganization or similar proceeding, whether federal or state, voluntary or involuntary, under any present or future law or act.

                  "Restructure Credit Agreement" shall have the meaning set forth in Section 4(a).

                  "Restructure Credit Documents" shall mean the "Credit Documents" as defined in the Restructure Credit Agreement.

                  "Restructuring Agreement" shall have the meaning set forth in
         Section 6(a).

                  "Revolving Restructure Notes" shall have the meaning set forth in Section 3(b).

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission and any successor Person thereof.

         2.       CONDITIONS PRECEDENT.

         As conditions precedent to the effectiveness of this Agreement:

                  (a) The Borrower and the Guarantors shall have (or, where applicable, caused to have been) executed and delivered to the Agent, for the benefit of the Lenders, each of the documents referred to in Sections 4(a) and (b) below;

                  (b) The Borrower and the Guarantors shall have (or, where applicable, caused to have been) executed and delivered to the Agent, for the benefit of the Lenders, each of the documents referred to in
         Section 5.1 of the Restructure Credit Agreement and have otherwise satisfied all conditions precedent to the effectiveness of the Restructure Credit Agreement as set forth in Section 5.1 thereof;

                  (c) The parties hereto each shall have executed the Mutual Release;

                  (d) The Borrower shall have executed and delivered to the Agent, for the benefit of the Lenders, the Lender Warrants; and

                  (e) The Borrower shall have executed and delivered to the Agent the Registration Rights Agreement.

         3.       RESTRUCTURE OF PRE-RESTRUCTURE INDEBTEDNESS.

         The Pre-Restructure Indebtedness is hereby restructured as follows:

                  (a) Partial Forgiveness. $10,300,000 of the Pre-Restructure Indebtedness (the "Forgiven Balance"), shall be forgiven and discharged, provided, however, that it is understood and agreed that none of the Pre-Restructure Letters of Credit shall be forgiven or discharged and that such Letters of Credit shall remain outstanding as Borrower's Obligations under the Restructure Credit Agreement.

                  (b) Revolving Restructure Loans. The Borrower shall prepay $37,985,000 of the Pre-Restructure Principal (the "Prepayment"). The Pre-Restructure Indebtedness (other than the Forgiven Balance and after giving effect to the Prepayment) and all of the Pre-Restructure Letters of Credit shall remain outstanding as part of a $70,700,000 revolving credit facility evidenced by amended and restated promissory notes dated as of the Amendment Date (the "Revolving Restructure Notes") and governed in accordance with the terms and conditions of the Restructure Credit Agreement and the other Restructure Credit Documents.

                  The restructuring of the Pre-Restructure Indebtedness is not intended by the parties hereto to be and should not be construed as a novation.

         4.       RESTRUCTURE DOCUMENTS.

         Contemporaneously with the effectiveness of this Agreement:

                  (a) The Credit Agreement shall be amended and restated by an Amended and Restated Credit Agreement (the "Restructure Credit Agreement") among the Borrower, the Guarantors, the Lenders and the Agent dated as of the Amendment Date;

                  (b) The Notes shall be amended and restated by the Revolving Restructure Notes; and

                  (c) The Equity Appreciation Rights Agreement and the Purchase Option Agreement shall be, and each such agreement hereby is, terminated and of no further force and effect.

         5.       LENDER WARRANTS.

         As a condition to the effectiveness of this Agreement, the Borrower shall deliver to the Agent, for the benefit of the Lenders, common stock purchase warrants entitling each Lender to purchase its ratable share of 10.0% of the fully diluted equity of the Borrower, subject to adjustment pursuant to the terms and conditions set forth therein (the "Lender Warrants"). Notwithstanding anything to the contrary in the Lender Warrants, the Lender Warrants may only be transferred by a Lender in connection with a transfer of the Note of such Lender (or part thereof), such transfer of the Lender Warrants to be on a pro rata basis calculated based upon the ratio of the number of shares of common stock referenced in such Lender Warrant to the Commitment of such Lender on the date the Lender Warrants were issued.

         6.       REPRESENTATIONS AND WARRANTIES OF BORROWER.

         The Borrower represents and warrants as follows:

                  (a) Authorized and Issued Capital. The authorized capitalization of the Borrower and its Subsidiaries is set forth on
         Schedule 6(a). The authorized capitalization of the Borrower and its Subsidiaries, which reflects the note exchange transactions contemplated by the Restructuring Agreement (the "Restructuring Agreement") dated as of March 14, 2003 among the Borrower, certain of its subsidiaries and certain holders of the Borrower's 5 3/4% convertible subordinated notes due 2004 and the Participation Agreement dated March 14, 2003 between the Borrower and LC Capital Master Fund, Ltd., is set forth on Schedule 6(a). Except as set forth on Schedule 6(a), the Borrower and its Subsidiaries have not issued any other shares of their capital stock and there are no further subscriptions, contracts or agreements for the issuance or purchase of any other or additional equity interest in the Borrower or any of its Subsidiaries, either in the form of options, agreements, warrants, calls, convertible securities or other similar rights, other than the Lender Warrants. All the outstanding shares of capital stock have been duly and validly authorized and issued and are fully paid and nonassessable and have been offered, issued, sold and delivered in compliance with applicable federal and state securities laws. The number of shares of the Borrower's capital stock reserved for issuance as set forth on Schedule 6(a) is not subject to adjustment by reason of the issuance of the Lender Warrants or the common stock issuable upon the exercise thereof. Neither the Borrower nor any of its Subsidiaries is a party to any "phantom stock" employee stock option plan, other equity-based incentive plan or similar agreement, other than as specifically disclosed on Schedule 6(a). Except as set forth on Schedule 6(a), (i) there are no preemptive or similar rights to purchase or otherwise acquire equity securities of, or interests in, the Borrower or any of its Subsidiaries pursuant to any Requirement of Law or Contractual Obligation applicable to the Borrower or any of its Subsidiaries and (ii) no registration rights under the Securities Act have been granted by the Borrower or any of its Subsidiaries with respect to its equity securities or interest, other than the Registration Rights Agreement and the Registration Rights Agreement delivered pursuant to the Restructuring Agreement.

                  (b) Authorization. The execution and delivery by the Borrower and the Guarantors of this Agreement and each of the Restructure Credit Documents to which they are a party, the performance of such parties of their obligations hereunder and thereunder, and the issuance to the Lenders of the Revolving Restructure Notes and the Lender Warrants as herein provided, have been duly authorized by all necessary actions of such parties so that when issued and delivered (i) the Revolving Restructure Notes and the Lender Warrants will each constitute the legal, valid and binding obligations of the appropriate party, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance or other similar law of general applicability, relating to or affecting the enforcement of creditors' rights generally or by general equitable principles; (ii) the common stock to be issued upon the exercise of the Lender Warrants will be validly authorized and, when issued upon due exercise of the Lender Warrants, will be fully paid and nonassessable;
         (iii) this Agreement and each of the Restructure Credit Documents to which they are a party will each constitute the legal, valid and binding obligations of the appropriate party, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance or other similar law of general applicability, relating to or affecting the enforcement of creditors' rights generally or by general equitable principle and (iv) neither the execution and delivery of this Agreement and each of the Restructure Credit Documents to which they are a party, and the performance by such parties of its obligations hereunder and thereunder, nor the issuance of the Revolving Restructure Notes or the Lender Warrants, will be in contravention of any Requirement of Law applicable to such party or any of its Subsidiaries to which such party or its Subsidiaries may be subject.

                  (c) Compliance with Securities Laws. Based in part upon the representations of the Lenders set forth in Section 7, (i) the offer and sale of the Lender Warrants is not required to be registered pursuant to Section 5 of the Securities Act or any state securities laws and (ii) assuming the representations of the Lenders set forth in
         Section 7 are true at the time the Lender Warrants are exercised as if such representations were made at that time, the common stock to be issued upon exercise of the Lender Warrants is not required to be registered pursuant to Section 5 of the Securities Act or any state securities laws. All prior offerings and sales of securities of the Borrower and its Subsidiaries were in compliance with all applicable federal and state securities laws.

         7.       REPRESENTATIONS AND WARRANTIES OF THE LENDERS.

         Each Lender, severally and not jointly, hereby represents and warrants, as to itself only, as follows:

                  (a) It is an "accredited investor" as that term is defined in Rule 501 of the Securities Act, and that, in making the purchases contemplated herein, it is specifically understood and agreed that such Lender is acquiring the Lender Warrants for the purpose of investment and not with a view towards the sale or distribution thereof within the meaning of the Securities Act; provided, however, that the disposition of such Lender's property shall at all times be and remain within its control. With respect to the Lender Warrants, it has had an opportunity to discuss the Borrower's business, management, and financial affairs with the Borrower's management and the opportunity to review the Borrower's business plan, it has had an opportunity to ask questions of and receive answers from officers of the Borrower, and it acknowledges that it has had an opportunity to conduct its own independent due diligence investigation of the Borrower.

                  (b) It understands that the Lender Warrants will not be registered under the Securities Act, by reason of their issuance by the Borrower in a transaction exempt from the registration requirements of the Securities Act, and that it must hold the Lender Warrants indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt from registration. It further understands that the Lender Warrants and the certificates evidencing the shares of common stock issued upon exercise of the Lender Warrants shall bear the following legend: THIS COMMON STOCK PURCHASE WARRANT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS COMMON STOCK PURCHASE WARRANT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND THIS COMMON STOCK PURCHASE WARRANT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSACTION DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS.

         8.       MUTUAL RELEASES.

         Contemporaneously with the execution of this Agreement the parties hereto shall execute a mutual release (the "Mutual Release") in the form of that attached hereto as Exhibit A.

         9.       AUTHORITY.

         Each party to this Agreement represents and warrants to the other parties that it has full power and authority to enter into and perform this Agreement, and that this Agreement has been duly authorized by such party, is legal, valid and binding and enforceable against such party in accordance with its terms, and is not in contravention of any law, order or agreement by which such party is bound or of such party's organizational documents.

         10.      CAPTIONS.

         Underlined captions used in this Agreement are for ease of reference only and shall not be used in the interpretation of this Agreement.

         11.      CREDIT DOCUMENT.

         This Agreement is a Credit Document and shall be construed, administered and applied in accordance with the terms and provisions of the Restructure Credit Agreement.

         12.      JOINTLY DRAFTED AGREEMENTS.

         The parties hereto hereby acknowledge and agree that each of them is jointly responsible for the drafting and negotiation of all the terms and provisions contained in this Agreement and in all the schedules, exhibits and other agreements delivered in connection herewith, and that no such terms and provisions should as a result of such negotiation and drafting be strictly construed against any such party.

         13.      SEVERABILITY.

         If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         14.      ENTIRE AGREEMENT.

         This Agreement, together with the other Restructure Credit Documents, constitutes the complete and final agreement by and among the parties hereto. No prior understandings or agreements with respect to the subject matter hereof shall survive execution and delivery of this Agreement.

         15.      GOVERNING LAW; JURISDICTION AND VENUE.

                  (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF NORTH CAROLINA.

                  (b)      EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                           (i) SUBMITS FOR ITSELF AND ITS PROPERTY, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE NOTES OR ANY SECURITY DOCUMENT OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NORTH CAROLINA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE WESTERN DISTRICT OF NORTH CAROLINA, AND APPELLATE COURTS FROM ANY THEREOF;

                           (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                           (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SPECIFIED HEREIN AND, IF APPLICABLE, TO THE AGENT, THE ISSUING BANK AND THE LENDERS AT THEIR RESPECTIVE ADDRESSES SPECIFIED HEREIN OR AT SUCH OTHER ADDRESS OF WHICH THE AGENT OR THE BORROWER, IF APPLICABLE, SHALL HAVE BEEN NOTIFIED PURSUANT HERETO; AND

                           (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

                  (c) EACH OF PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE NOTES OR ANY SECURITY DOCUMENT AND FOR ANY COUNTERCLAIM THEREUNDER.

         16.      COUNTERPARTS; TELECOPY SIGNATURES.

         This Agreement may be executed in one or more counterparts, each of which shall constitute an executed original of this Agreement and which together shall constitute only one and the same executed original hereof. This Agreement shall be deemed fully executed and delivered, and enforceable according to its terms, upon the receipt of telecopy signatures of the parties hereto. Notwithstanding the foregoing, the parties shall promptly provide the Agent with an executed original of this Agreement after delivery of an executed copy hereof by telecopy.




              [the remainder of this page intentionally left blank]

         Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.



BORROWER:                            PERSONNEL GROUP OF AMERICA, INC.,
--------                             a Delaware corporation

                                     By:    /s/ James C. Hunt
                                            -----------------------------------
                                     Name:    James C. Hunt
                                     Title:   President and
                                              Chief Financial Officer

GUARANTORS:                          STAFFPLUS, INC.,
----------                           a Delaware corporation
                                     INFOTECH SERVICES LLC,
                                     a North Carolina limited liability company
                                     BAL ASSOCIATES INCORPORATED,
                                     a California corporation
                                     ADVANCED BUSINESS CONSULTANTS, INC.,
                                     a Kansas corporation
                                     VENTURI STAFFING PARTNERS, LLC,
                                     a California limited liability company

                                     By:    /s/ James C. Hunt
                                            -----------------------------------
                                     Name:  James C. Hunt
                                     Title: Senior Vice President of
                                            each of the above-named
                                            Guarantors

                                     PERSONNEL GROUP HOLDINGS, INC.,
                                     a Florida corporation

                                     PFI CORP.,
                                     a Delaware corporation

                                     By:    /s/ James C. Hunt
                                            ---------------------------
                                     Name:  James C. Hunt
                                     Title: President of each of the
                                            above-named Guarantors

                                     VENTURI TEXAS STAFFING PARTNERS, LP,
                                     a Texas limited partnership

                                     By:  StaffPLUS, Inc.
                                     Its: General Partner

                                          By: /s/ James C. Hunt
                                              --------------------------
                                          Name:  James C. Hunt
                                          Title: Senior Vice President



                                         Signature Page to Restructure Agreement
                                                Personnel Group of America, Inc.
                                                                      April 2003

                                           BANK OF AMERICA, N.A., formerly known
                                           as NationsBank, N.A. and Bank of
                                           America Illinois, as Agent


                                           By:    /s/ H. Leonard Norman
                                                  ---------------------------
                                           Name:  H. Leonard Norman
                                           Title: Managing Director













                                         Signature Page to Restructure Agreement
                                                Personnel Group of America, Inc.
                                                                      April 2003

                                            BANC OF AMERICA STRATEGIC SOLUTIONS,
                                            INC.



                                            By:    /s/ H. Leonard Norman
                                                   ---------------------------
                                            Name:  H. Leonard Norman
                                            Title: Managing Director









                                         Signature Page to Restructure Agreement
                                                Personnel Group of America, Inc.
                                                                      April 2003

                                            BNP PARIBAS



                                            By:    /s/ Duane Helkowski
                                                   ----------------------------
                                            Name:  Duane Helkowski
                                            Title: Managing Director



                                            BNP PARIBAS



                                            By:    /s/ Shayn March
                                                   ----------------------------
                                            Name:  Shayn March
                                            Title: Vice President







                                         Signature Page to Restructure Agreement
                                                Personnel Group of America, Inc.
                                                                      April 2003

                                            BANK ONE, NA


                                            By:    /s/ Dianne M. Stark
                                                   ----------------------------
                                            Name:  Dianne M. Stark
                                            Title: First Vice President










                                         Signature Page to Restructure Agreement
                                                Personnel Group of America, Inc.
                                                                      April 2003

                                            HBV CAPITAL MANAGEMENT LLC


                                            By:    /s/ George J. Konomas
                                                   ----------------------------
                                            Name:  George J. Konomas
                                            Title: Portfolio Manager










                                         Signature Page to Restructure Agreement
                                                Personnel Group of America, Inc.
                                                                      April 2003

                                            INLAND PARTNERS L.P.



                                            By:    /s/ Elias J. Sabo
                                                   ---------------------------
                                            Name:  Elias J. Sabo
                                            Title: Attorney-in-Fact









                                         Signature Page to Restructure Agreement
                                                Personnel Group of America, Inc.
                                                                      April 2003

                                            LINKS PARTNERS L.P.



                                            By:    /s/ Elias J. Sabo
                                                   ----------------------------
                                            Name:  Elias J. Sabo
                                            Title: Attorney-in-Fact








                                         Signature Page to Restructure Agreement
                                                Personnel Group of America, Inc.
                                                                      April 2003

                            MATLIN PATTERSON GLOBAL OPPORTUNITIES PARTNERS L.P.
                            By:    Matlin Patterson Global Advisers LLC


                            By:    /s/ Robert H. Weiss
                                   --------------------------------------------
                            Name:  Robert H. Weiss
                            Title: General Counsel





                                         Signature Page to Restructure Agreement
                                                Personnel Group of America, Inc.
                                                                      April 2003